EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Nextest Systems Corporation for the three month period ended March 24, 2007, as filed with the Securities and Exchange Commission on the date hereof, we, Robin Adler, Chairman and Chief Executive Officer and James P. Moniz, Chief Financial Officer, respectively, of Nextest Systems Corporation, hereby certify pursuant to Title 18, Chapter 63, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Form 10-Q for the three month period ended March 24, 2007 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the three month period ended March 24, 2007 fairly presents, in all material respects, the financial condition and results of operations of Nextest Systems Corporation.

Date: May 8, 2007	/s/ Robin Adler
Robin Adler
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: May 8, 2007	/s/ James P. Moniz
James P. Moniz
Chief Financial Officer
(Principal Financial Officer)